SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                   Form 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
      Date of Report (Date of earliest event reported): September 19, 2000

                             CHELL GROUP CORPORATION
 ...............................................................................
             (Exact name of registrant as specified in its charter)

         NEW YORK                    005-524525                 112805051
 ...............................................................................
(State or other jurisdiction        (Commission              (IRS Employer
     of incorporation)              File Number)           Identification No.)

                    14 METEOR DRIVE, ONTARIO, CANADA, M9W 1A4
 ................................................................................
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code................ 416 675-6666

                              NETWORKS NORTH, INC.
    .........................................................................
         (Former name or former address, if changed since last report.)

Item 2. Acquisition or Disposition of Assets

      On September 19, 2000 pursuant to an Agreement of Purchase and Sale dated as of August 4, 2000 ("the Agreement"), Chell Group Corporation f/k/a Networks North, Inc (the "Registrant") and its wholly owned subsidiary Chell Merchant Capital Group, Inc f/k/a Networks North Acquisition Corp ("CMCG") acquired, effective August 31, 2000, certain assets and shares from Cameron Chell and Chell.com Ltd (collectively the "Vendors" and when referring to each in their own capacity the "Vendor"). The Agreement was approved by a majority of the Registrant's shareholders at a Special Meeting of Shareholders held on September 8, 2000. A copy of the Agreement is annexed hereto as Exhibit "10.1" and is incorporated herein by reference thereto.

      Pursuant to the Agreement, the Registrant acquired (a) 480,000 shares of cDemo, Inc. ("cDemo") which equals 16.39% of its outstanding stock for $2,510,000; (b) 875,000 shares of Engyro f/k/a R Home Funding CO. Ltd. ("Engyro") which equals 34.1% of its outstanding stock for $16,950,000; (c) 962,500 shares of eSupplies (Alberta) Ltd. ("eSupplies") which equals 27.1% of its outstanding stock for $5,775,000; and (d) 150,000 shares of C Me Run Corp. ("C Me Run") which equals approximately 1.0% of its outstanding stock on a fully diluted basis for $1,650,000. Financial Statements for each of Engyro, eSupplies, C Me Run and cDemo are attached hereto as Exhibit "10.2" through Exhibit "10.5." The Registrant also acquired assets of Chell.com, valued at $1,767,503 and assumed a liability in the amount of $1,767,499 to CALP II Limited Partnership, a creditor of Chell.com. The Registrant has agreed to issue 451,868 exchangeable shares of CMCG in full settlement of such indebtedness. The Chell.com assets include:

1. Leased property consisting of Chell.com's executive offices at Unit 11 (east half), Suite 302, 630 8th Avenue SW, Calgary, and Unit 13, Suite 500, 630 8th Avenue SW, Calgary;

2. Office equipment, servers, computers, office supplies (as well as any leases pertaining thereto) and leasehold improvements;

3. All contracts of insurance covering any of the Chell.com assets to the extent that such are assignable;

4. All contracts of employment or contracts for services with independent contractors for the performance of personal services to Chell.com;

5. Service agreements between Chell.com and C Me Run dated November 15, 1999, Chell.com and eSupplies dated February 8, 2000, Chell.com and R Home Funding Co. Ltd. (the former name of Engyro) dated January 17, 2000 and Chell.com and Buyersangel.com (the former name of cDemo) dated March 1, 2000.

      The shares of the Registrant that were issued in exchange for shares of C Me Run are currently held in escrow until such time as (i) C Me Run is current with its SEC filings pursuant to the Securities Exchange Act of 1934, as amended; (ii) The average closing price of C Me Run's stock is $11 for five consecutive trading days and (iii) C Me Run is listed in good standing on either the NASD Bulletin Board or the NASDAQ Small Cap or National Stock Market. In addition the shares of the Registrant that were issued in exchange for shares of eSupplies will be held in escrow until at such time the Board of Directors of the Registrant has reviewed a new business plan and made a determination that the new course taken by eSupplies fits with the Registrant's business model and provides similar value to the Registrant.

      In a valuation provided by Stanford Keene, it was concluded in its fairness report (the "Valuation Report") a copy of which is attached hereto as Exhibit "10.6", that the issuance of 7,325,000 common shares of the Registrant to the Vendors in exchange for the assets being transferred was fair. The Registrant paid a total of $28,652,086 for the assets, which was paid by issuance of the following shares:

      (a)   Chell.com Ltd.          4,974,904   shares of the Registrant
      (b)   Chell.com Ltd.                  1   shares of CMCG
      (c)   Cameron Chell             421,829   shares of the Registrant
      (d)   Cameron Chell           1,476,398   shares of CMCG
                                   ----------
                                    6,873,132
      (e)   CALP II Limited
            Partnership               451,868   shares of CMCG
                                   ----------
                                    7,325,000   shares of the Registrant or
                                                Shares exchangeable into Shares
                                                of the Registrant.

      Cameron Chell is a Director, Chief Executive Officer and President of the Registrant and is also a director of Engyro, cDemo and C Me Run. He is also the Chief Executive Officer of Chell.com. Frank Killoran is Chairman of the Board of Directors of the Registrant and is also a director and shareholder of cDemo. Gordon Herman one of the Registrant's directors and is also the President and a shareholder of cDemo, a managing director of Chell Merchant Capital Group and a consultant to eSupplies. David Bolink is one of the Registrant's directors and is also a managing director of Chell Merchant Capital Group. Also, Mr. Bolink owns shares and options in C Me Run and is also a consultant to eSupplies.

Item 7. Financial Statements and Exhibits

      (a) Financial Statements of the businesses in which the Registrant acquired assets.

            (1) Balance sheet and statements of income and cash flows of Engyro as of August 31, 2000.

            (2) Balance sheet and statements of income and cash flows of cDemo for the period ended August 31, 2000.

            (3) Balance sheet and statements of income and cash flows of eSupplies for the period ended August 31, 2000.


      (b) Pro forma information of Engyro, eSupplies, cDemo and the Registrant for the period ended August 31, 2000.

      (c) Set forth below is a list of the Exhibits applicable to this Current Report on Form 8-K/A, numbered in accordance with Item 601 of Regulation S-K.

10.1 Agreement of Purchase and Sale dated August 4, 2000 by and among Networks North Inc., Networks North Acquisition Corp., Chell.com Ltd. and Cameron Chell.+

10.2 Valuation of Chell.com Ltd. as of May 31, 2000 by Stanford Keene+

10.3 Financial Statements for Engyro for period from Inception to period ended May 31, 2000.+

10.4 Financial Statements for eSupplies for period ended May 31, 2000.+

10.5 Financial Statements for C Me Run for period ended March 31, 2000. These financial statements were filed with the SEC on a Form 10-QSB. C Me Run has announced that it intends to file an amended Form 10-QSB containing a restatement of such financial statements.+

10.6 Financial Statements for cDemo for period ended May 31, 2000.+

+     Incorporated by reference. See Exhibit Index

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                Chell Group Corporation f/k/a
                                                Networks North Inc.

                                                a New York Corporation


Date: December 4, 2000                    By: /s/ Don Pagnutti
                                              ----------------------------------
                                              Don Pagnutti, Vice President,
                                              Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit
Number      Description of Exhibit                                      Location

10.1        Agreement of Purchase and Sale dated August 4,
            2000 by and among Network North Inc., Networks
            North Acquisition Corp., Chell.com Ltd. and
            Cameron Chell.                                              Exh. A.

10.2        Valuation of Chell.com Ltd. as of May 31, 2000 by
            Stanford Keene.                                             Exh. B

10.3        Financial Statements for Engyro for period from
            Inception to period ended May 31, 2000.                     Exh. D

10.4        Financial Statements for eSupplies for period
            ended May 31, 2000.                                         Exh. E

10.5        Financial Statements for C Me Run for period ended
            March 31, 2000.                                             Exh. F

10.6        Financial Statements for cDemo for period ended
            May 31, 2000.                                               Exh. G

All of the above Exhibits are incorporated by reference to the exhibit number listed above in the Definitive Proxy Statement on Form 14A of the Registrant (File No. 000-18066), filed with the Securities and Exchange Commission on August 8, 2000.

Item 7.(a)(1) Balance Sheet and statement of income and cash flows of Engyro as of August 31, 2000

ENGYRO, INC.
(A Company in the Development Stage)
BALANCE SHEET
August 31, 2000

ASSETS

CURRENT ASSETS
   Cash and cash equivalents                                          $1,293,146
   Certificate of deposit                                                255,000
   Other current assets                                                  258,942
                                                                      ----------

         Total current assets                                          1,807,088

PROPERTY AND EQUIPMENT, net                                              532,423
                                                                      ----------

                                                                      $2,339,511
                                                                      ==========

LIABILITIES AND DEFICIENCY IN ASSETS

CURRENT LIABILITIES
  Accounts payable and accrued expenses                             $   352,462
                                                                    -----------

     Total current liabilities                                          352,462
                                                                    -----------

CONVERTIBLE PREFERRED STOCK, SERIES A                                 3,419,944
                                                                    -----------

DEFICIENCY IN ASSETS
  Common stock, $.001 par value per share: authorized
    20,000,000 shares; issued and outstanding 1,585,000 shares            1,585
  Paid-in capital                                                           100
  Deficit accumulated during development stage                       (1,434,580)
                                                                    -----------

                                                                     (1,432,895)
                                                                    -----------
                                                                    $ 2,339,511
                                                                    ===========


See notes to financial statements and
  review report of independent accountants.                                    2

ENGYRO, INC.
(A Company in the Development Stage)
STATEMENT OF CHANGES IN OPERATIONS
Period from May 19, 2000 (date of inception) through August 31, 2000

REVENUES                                                            $        --

COST 0F SALES                                                                --
                                                                    -----------

GROSS MARGIN ON SALES                                                        --
                                                                    -----------

OPERATING EXPENSES
  Product development                                                   587,748
  Marketing and selling                                                  70,996
  General and administrative                                            747,242
                                                                    -----------

       Total operating expenses                                       1,405,986
                                                                    -----------

LOSS FROM OPERATIONS                                                 (1,405,986)

OTHER INCOME (EXPENSE)
  Interest income                                                         4,220
  Interest expense                                                      (32,814)
                                                                    -----------

       Net other income (expense)                                       (28,594)
                                                                    -----------

NET LOSS                                                            $(1,434,580)
                                                                    ===========


See notes to financial statements and
  review report of independent accountants.                                    3

ENGYRO, INC.
(A Company in the Development Stage)
STATEMENT OF CHANGES IN DEFICIENCY IN ASSETS

                                                                                              Deficit
                                                     Common Stock                          Accumulated
                                              -------------------------                       During
                                                              Amount          Paid-In      Development
                                                Shares         at Par         Capital         Stage             Total
                                              ---------     -----------     -----------     -----------      -----------
Balance, January 1, 2000                             --     $        --     $        --     $        --      $        --

Issuance of common stock, to individual
   investors during August 2000               1,585,000           1,585             100              --            1,685

Net loss                                             --              --              --      (1,434,580)      (1,434,580)
                                              ---------     -----------     -----------     -----------      -----------

Balance, August 31,2000                       1,585,000     $     1,585     $       100     $(1,434,580)     $(1,432,895)
                                              =========     ===========     ===========     ===========      ===========


See notes to financial statements and
  review report of independent accountants.                                    4

ENGYRO, INC.
(A Company in the Development Stage)
STATEMENT OF CASH FLOWS
Period from May 19, 2000 (date of inception) through August 31, 2000

CASH FLOWS FROM OPERATING ACTIVITIES
  Net loss                                                          $(1,434,580)
  Adjustments to reconcile net loss to
    cash used in operating activities:
       Depreciation and accretion                                         9,030
       Changes in assets and liabilities:
         Other current assets                                          (258,942)
         Accounts payable and accrued expenses                          352,462
         Dividends payable                                               22,917
                                                                    -----------

            Net cash used in operating activities                    (1,309,113)
                                                                    -----------

CASH FLOWS FROM INVESTING ACTIVITIES
  Purchases of property and equipment                                  (534,219)
                                                                    -----------

            Net cash used in investing activities                      (534,219)
                                                                    -----------

CASH FLOWS FROM FINANCING ACTIVITIES
  Issuance of capital stock and receipt of paid-in capital                1,685
  Proceeds from issuance of preferred stock, Series A                 3,389,793
                                                                    -----------

            Net cash provided by financing activities                 3,391,478
                                                                    -----------

NET INCREASE IN CASH                                                  1,548,146

CASH AND CASH EQUIVALENTS, Beginning                                         --
                                                                    -----------

CASH AND CASH EQUIVALENTS, Ending                                   $ 1,548,146
                                                                    ===========


Set notes to financial statements and
  review report of independent accountants.                                    5

ENGYRO, INC.
(A Company in the Development Stage)
NOTES TO FINANCIAL STATEMENTS

NOTE 1--OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES

Nature of Operations

On May 19, 2000, Engyro, Inc. (Engyro or the Company) was incorporated. Engyro provides payment and transaction settlement solutions focused on the Application Service Provider (ASP) industry. Engyro provides data consolidation, reconciliation, transaction settlement, and payment processing and revenue assurance services for the new economy sector, currently serving the Application Service Provider industry, the software industry and evolving m-commerce applications. Engyro's management believes that the Company has developed leading edge technologies based on an open architecture Java software and ultra sophisticated Online Analytical Processing (OLAP) software. Engyro partners with metering, billing and ASP infrastructure providers to complement its services.

On July 31, 2000, R Home Funding Co. Ltd., was merged into Engyro, Inc. This transaction was treated as a pooling of interest, with Engyro as the surviving entity. R Home Funding Co. Ltd., was incorporated on November 4, 1999 as a Nevada Corporation. On November 26, 1999, R Home Funding entered into a consulting agreement with Chell.com whereby R Home Funding would receive certain corporate strategic services and advice. As a result of the merger, Engyro assumed this consulting agreement, which expires during January 2001.

Significant Accounting Policies

Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The Company's actual results in subsequent periods may differ from the estimates and assumptions used in the preparation of the accompanying consolidated financial statements.

Cask and Cash Equivalents -- Cash is invested in overnight sweep accounts invested in Money Market on a nightly basis. Deposits in banks may exceed the amount of insurance provided on such deposits. The Company performs reviews of the credit worthiness of its depository banks. The Company has not experiences any losses on its deposits of cash.

Certificate of Deposit -- The Company was required to deliver a security deposit to the We Progress Drive, L.L.C. (Landlord) representing one year's lease payment. In lieu of cash, the Company issued a Letter of Credit to the Landlord. The Letter of Credit is secured by a $255,000 Certificate of Deposit with First Union National Bank. The amount of this deposit decreases monthly during the second year of the lease until the obligation is eliminated at the end of the second year.

ENGYRO, INC.
(A Company in the Development Stage)
NOTES TO FINANCIAL STATEMENTS

Other Current Assets -- Other current assets consist of advances to shareholders of $258,067 and other receivables of $875. The shareholder advance is for contractual consulting services through January 15, 2001. Consulting costs are expensed as incurred.

Property and Equipment -- Property and equipment are recorded at cost. The Company provides for depreciation using the straight-line method over the estimated useful lives for equipment and the shorter of the useful lives or the related lease term for leasehold improvements.

Stock-Based Compensation -- The Company recognizes expense for options granted to its employees and board members in accordance with Accounting Principles Board Opinion No. 25, Accounting for Stock Issued to Employees. Since all stock options granted have an exercise price equal to or greater than the fair market value on the date of the grant, no compensation expense has been recognized.

Deferred Income Taxes -- Deferred income taxes are provided on the differences between the financial statement and tax bases of assets and liabilities and operating loss carryovers using enacted tax rates in which the differences are expected to reverse.

NOTE 2--CONCENTRATION OF CREDIT RISK

The Company has cash in various financial institutions that insure deposits up to $100.000 per depositor through the Federal Deposit Insurance Corporation
(FDIC). Deposits in excess of FDIC coverage are not insured and thereby represent a credit risk to the Company. At August 31, 2000, there was $1,535,803 of uninsured deposit amounts.

NOTE 3--PROPERTY AND EQUIPMENT

Property and equipment at August 31,2000 consisted of the following:


         Furniture and fixtures                                  $   6,025
         Computer equipment                                         39,715
         Software                                                  488,479
                                                                 ---------
                                                                   534,219
         Less accumulated depreciation                               1,796
                                                                 ---------
         Property and equipment, net                             $ 532,423
                                                                 =========

ENGYRO, INC.
(A Company in the Development Stage)
NOTES TO FINANCIAL STATEMENTS

NOTE 4--PREFERRED STOCK

In August 2000, Engyro issued 975,000 shares of Class A preferred stock at $3.84 (preference value) per share. Proceeds from the sale were used to finance the development of its financial transaction technology and to fund daily operations.

The following is a summary of convertible redeemable preferred stock at August 31, 2000:

         Series A cumulative convertible preferred
           stock, par value $0.01; 20,000,000
           shares authorized: 975,000 shares
           issued and outstanding                                 $3,749,900
         Other increase in fair value                                 22,917
         Less financing costs                                        352,873
                                                                  ----------
         Net preferred stock                                      $3,419,944
                                                                  ==========

Holders of the preferred stock are entitled to a cumulative annual dividend at the rate of 10 percent of the lower of (a) the preference value ($3.84 per share); and (b) once the common stock of the Company is publicly traded on a national securities exchange or an established over the counter trading market in the United States (publicly traded), 80 percent of the average closing bid price, for 15 consecutive trading days prior to December 31 of the preceding year provided such price shall not be less than $1.92 per share, payable quarterly in cash or shares of common stock, at the election of the Company, commencing September 30, 2000.

If, on or after August 8, 2003 (redemption date), the Series A convertible preferred stock has not been converted to common stock, the Company shall redeem all shares of Series A convertible preferred stock outstanding on that date out of funds legally available for such payment at a per share redemption price equal to the redemption price. Any holder of the Series A convertible preferred stock shall have the right to convert his shares to shares of common stock until August 8, 2003 (redemption date), The redemption price of the convertible preferred stock shall be the sum of 120 percent of the preference value ($3.84) plus 100 percent of all accumulated and unpaid dividends accrued as of the redemption date.

If the Company fails to discharge all or any part of its preferred stock redemption obligations because sufficient funds are not available, the holders of the preferred stock shall share ratably in any distribution of cash legally available.

ENGYRO, INC.
(A Company in the Development Stage)
NOTES TO FINANCIAL STATEMENTS

NOTE 5--STOCK OPTIONS AND WARRANTS

The Company has a fixed stock option p1an under which officers and key employees may be granted options to purchase shares of the Company's authorized but unissued common stock. From May 19, 2000 (date of inception) through August 31, 2000, the Company issued 675,000 options to officers and key employees. These options vest at 25 percent each anniversary date (August 8) over the next 4 years at an exercise price of $5.00 per share. From inception (May 19, 2000) through August 31, 2000, no options were vested or exercised. The option price for all options granted equaled or exceeded the fair value of the Company's stock at the time of issue. The Company has elected to account for its employee stock option plans in accordance with Accounting Principles Board Statement No.
25. Accordingly, the Company did not recognize any compensation expense in relation to options granted to employees during the period from inception (May 19, 2000) through August 31, 2000.

The following is a summary of the status of the stock option plan for the period from inception (May 19, 2000) through August 31, 2000:

                                             Shares             Exercise Price
                                          --------------        --------------
      Outstanding at beginning of year                --        $          --
      Granted                                    675,000                 5.00
      Exercised                                       --                   --
      Forfeited                                       --                   --
                                          --------------        --------------
      Outstanding at end of year                 675,000        $        5.00
                                          ==============        ==============

During the period from inception (May 19, 2000) to August 31. 2000, Engyro issued warrants for the purchase of 292,500 shares of common stock at $5.00 per share, in connection with the issuance of the convertible redeemable preferred stock. The warrants become exercisable commencing August 9, 2000 and ending August 9, 2003. As of August 31, 2000,292,500 shares of common stock were reserved for that purpose.

NOTE 6--PROVISION FOR INCOME TAXES

At August 31, 2000, the Company has available net operating losses for federal and state corporation income tax purposes of approximately $1,424,000, which can be carried forward for up to 15 years (federal) and 5 years (state). Anticipated corporate tax benefits related to these loss carryforwards amounting to $576,000 are fully reserved by the Company because as a development stage company, it is not more likely than not that the asset will be realizable.

ENGYRO, INC.
(A Company in the Development Stage)
NOTES TO FINANCIAL STATEMENTS

NOTE 7--LEASE COMMITMENT

At August 31, 2000, the Company is leasing temporary office space in Shelton, Connecticut through December 31, 2000. Rent expense for the period from May 19, 2000 (date of inception) through August 31, 2000 amounted to $3,310.

In August 2000, the Company entered into an agreement to lease its office space at another location in Shelton, Connecticut at an annual rental of $257,907, subject to escalating rates expiring June 30, 2005. The lease allows the Company to occupy the space starting in January 2001.

At August 31, 2000, future minimum payments under the noncancellable operating leases were as follows:

             2000                                      $      31,492
             2001                                            259,171
             2002                                            274,342
             2003                                            289,513
             2004                                            303,420
             Thereafter                                      278,135
                                                       -------------
             Total minimum lease payments              $   1,436,073
                                                       =============

NOTE 8--UNCERTAINTIES

The accompanying financial statements have been prepared in conformity with generally accepted accounting principles, which contemplates continuation of the Company as a going concern. However, the Company has sustained substantial operating losses in recent months.

In view of these matters, realization of a major portion of the assets in the accompanying balance sheet is dependent upon continued operations of the Company, which in turn is dependent upon the Company's ability to meet its financing requirements, and the success of its future operations. Management believes that actions presently being taken to revise the Company's operating and financial requirements provide the opportunity for the Company to continue as a going concern.

Item 7.(a)(2) Balance sheet and statements of income and cash flows of cDemo for the period ended August 31, 2000
                                    cDemo Inc.
                                    Interim Financial Statements
                                    For the initial interim 230 day period ended
                                    August 31, 2000
                                    (Unaudited)

                                                                        Contents
================================================================================

Review Engagement Report                                                       2
Comments by Accountant for US Readers
   On Canada - US Reporting Differences                                        3

Interim Financial Statements
   Interim Balance Sheet                                                       4
   Interim Statement of Operations and Deficit                                 5
   Interim Statement of Cash Flows                                             6
   Notes to Interim Financial Statements                                  7 - 12

                                                                          [LOGO]

                              [Letterhead of IBDO]

================================================================================

                                                        Review Engagement Report

================================================================================

To the Directors of
cDemo Inc.

We have reviewed the balance sheet of cDemo Inc. as at August 31, 2000 and the statements of operations and deficit and cash flows for the initial interim 230 day period then ended. Our review was made in accordance with Canadian generally accepted accounting standards for review engagements and accordingly consisted primarily of enquiry, analytical procedures and discussion related to information supplied to us by the Company.

A review does not constitute an audit and consequently we do not express an audit opinion on these financial statements.

Based on our review, nothing has come to our attention that causes us to believe that these financial statements are not, in all material respects, in accordance with generally accepted accounting principles as applied in the United States.


/s/ BDO Dunwoody LLP

Chartered Accountants

Calgary, Alberta
November 14, 2000

                              [Letterhead of IBDO]

================================================================================

                                           Comments by Accountant for US Readers
                                            On Canada - US Reporting Differences

--------------------------------------------------------------------------------

In the United States, reporting standards for accountants require the addition of an explanatory paragraph when the financial statements are affected by conditions and events that cast substantial doubt on the Company's ability to continue as a going concern, such as those described in Note 1 to the financial statements. Our report to the shareholders dated November 14, 2000 is expressed in accordance with Canadian reporting standards which do not permit a reference to such events and conditions in the auditors' report when these are adequately disclosed in the financial statements.


/s/ BDO Dunwoody LLP

Chartered Accountants

Calgary, Alberta
November 14, 2000

================================================================================

                                                                      cDemo Inc.
                                                           Interim Balance Sheet
                                                                     (Unaudited)

As at August 31                                                            2000
--------------------------------------------------------------------------------

Assets

Current
  Cash                                                              $ 1,779,226
  GST receivable                                                         21,120
  Prepaid expenses (Note 7(d))                                          718,219
                                                                    -----------
                                                                      2,518,565

Capital assets (Note 3)                                                 106,969

Deferred financing (Note 2(a))                                          443,868
                                                                    -----------

                                                                    $ 3,069,402

================================================================================

Liabilities and Shareholders' Deficiency

Current
  Accounts payable and accrued liabilities                          $    90,300

Convertible debentures (Note 4)                                       4,277,000
                                                                    -----------
                                                                      4,367,300
                                                                    -----------

Equity instruments (Note 5)                                             212,195
Deficit                                                              (1,510,093)
                                                                    -----------
                                                                     (1,297,898)
                                                                    -----------

                                                                    $ 3,069,402

================================================================================


------------------------------
Director


------------------------------
Director


The accompanying notes are an integral part of these interim financial    [LOGO]
statements.
4

================================================================================

                                                                      cDemo Inc.
                                     Interim Statement of Operations and Deficit
                                                                     (Unaudited)

For the initial interim 230 day period ended August 31                      2000
--------------------------------------------------------------------------------

Expenses
  General and administrative                                        $ 1,422,680
  Development                                                            52,219
  Amortization                                                           24,543
  Foreign exchange                                                       10,651
                                                                    -----------

Net loss for the period, representing deficit, end of period        $(1,510,093)

================================================================================

Net loss per share                                                  $     (1.09)

================================================================================


The accompanying notes are an integral part of these interim financial    [LOGO]
statements.
5

================================================================================

                                                                      cDemo Inc.
                                                 Interim Statement of Cash Flows
                                                                     (Unaudited)

For the initial interim 230 day period ended August 31                      2000
--------------------------------------------------------------------------------

Cash flows from operating activities
  Net loss from operations                                          $(1,510,093)
  Adjustments for:
    Amortization                                                         24,543
    Consulting fees                                                      64,000
                                                                    -----------
                                                                     (1,421,550)

  Net change in non-cash working capital balances                      (649,039)
                                                                    -----------
                                                                     (2,070,589)
                                                                    -----------
Cash flows from financing activities
  Deferred financing costs                                             (456,549)
  Issue of convertible debentures                                     4,425,000
  Issue of share capital, net of share issue costs                          195
                                                                    -----------
                                                                      3,968,646
                                                                    -----------

Cash flows from investing activity
  Purchase of capital assets                                           (118,831)
                                                                    -----------

Increase in cash, representing cash, end of period                  $ 1,779,226

--------------------------------------------------------------------------------


The accompanying notes are an integral part of these interim financial    [LOGO]
statements.
6

================================================================================

                                                                      cDemo Inc.
                                           Notes to Interim Financial Statements
                                                                     (Unaudited)

As at August 31, 2000
--------------------------------------------------------------------------------

1.    Organization and Nature of Operations

--------------------------------------------------------------------------------

      cDemo Inc. (the "Company"), was incorporated under the laws of the State of Delaware by Articles of Incorporation dated January 14, 2000. The Company filed to have its name changed from the original name of buyersangel.com to consumersangel.com. A subsequent filing was done to change the Company's name to C Me Buy Inc. A final name change was filed for and received on May 4, 2000 changing the Company's name to cDemo Inc.

      The Company's business purpose is to develop an infrastructure that empowers and aids consumers for transacting in the automotive industry.

      The financial statements have been prepared using United States generally accepted accounting principles that are applicable to a going concern. Ultimate recovery of the Company's assets is dependent on the Company, after an expected period of initial losses, achieving and maintaining profitability which is dependant on market conditions, successful rollout of the Company's business plan and the ability to obtain adequate financing to meet capital and operational requirements. It is management's opinion that the Company will be able to obtain the necessary financing to continue development activities over the next fiscal period.

      Since the most significant portion of the Company's operations are located in the Canada and its normal transaction currency is Canadian dollars, these financial statements are stated in Canadian dollars.

--------------------------------------------------------------------------------

2.    Significant Accounting Policies

--------------------------------------------------------------------------------

      The financial statements of the Company have been prepared by management in accordance with generally accepted accounting principles in the United States. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates. The financial statements have, in management's opinion, been properly prepared using careful judgement with reasonable limits of materiality and within the framework of the significant accounting policies summarized below.

      (a)   Deferred financing

            Deferred financing charges represent costs paid by the Company relating to the convertible debenture financing. Financing fees and expenses relating to the debt financing will be amortized over the term of the related debt. During the period, $12,682 of these costs has been amortized.

      (b)   Capital assets

            Capital assets are carried at cost less accumulated amortization. Amortization is provided for using the following methods and annual:

                  Furniture and fixtures  - 5 year straight-line
                  Computer hardware       - 3 year straight-line
                  Computer software       - 3 year straight-line
                  Leasehold improvements  - 4 years; shorter of lease term or estimated economic life

--------------------------------------------------------------------------------

                                                                          [LOGO]

================================================================================

                                                                      cDemo Inc.
                                           Notes to Interim Financial Statements
                                                                     (Unaudited)

As at August 31, 2000
--------------------------------------------------------------------------------

2.    Significant Accounting Policies - continued

--------------------------------------------------------------------------------

      (c)   Foreign currency

            Assets and liabilities transacted in a foreign currency are translated at the period end exchange rate while revenues and expenses are translated at average exchange rates for the period. Any gains or losses resulting from the translation of these assets and liabilities are recorded on the statement of operations and deficit.

      (d)   Financial instruments

            The Company's assets and liabilities include various financial instruments. Unless otherwise indicated, it is management's opinion that the Company is not exposed to significant interest, currency or credit risks arising from these financial instruments. The fair market values of these financial instruments approximate their carrying values, unless otherwise noted.

      (e)   Measurement uncertainty

            The preparation of financial statements in conformity with generally accepted accounting principles in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

      (f)   New accounting pronouncements

            (i) In June 1998, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 133 ("SFAS No. 133"), Accounting for Derivative Instruments and Hedging Activities. SFAS No. 133 requires companies to recognize all derivative contracts as either assets or liabilities in the balance sheet and to measure them at fair value. If certain conditions are met, a derivative may be specifically designated as a hedge, the objective of which is to match the timing of gain or loss recognition on the hedging derivative with the recognition of (i) the changes in the fair value of the hedged asset or liability that are attributable to the hedge risk or (ii) the earnings effect of the hedged forecasted transaction. For a derivative not designated as a hedging instrument, the gain or loss is recognized as income in the period of change. SFAS No. 133 as amended by SFAS No. 137 is effective for all fiscal quarters of fiscal years beginning after June 15, 2000. Based on its current and planned future activities relative to derivative instruments, the Company believes that the adoption of SFAS No. 133 does not have any current effect or expected future effect on its financial statements.

--------------------------------------------------------------------------------

                                                                          [LOGO]

================================================================================

                                                                      cDemo Inc.
                                           Notes to Interim Financial Statements
                                                                     (Unaudited)

As at August 31, 2000
--------------------------------------------------------------------------------

2.    Significant Accounting Policies - continued

--------------------------------------------------------------------------------

            (ii) On December 3, 1999, the SEC issued Staff Accounting Bulletin 101 ("SAB 101"), Revenue Recognition in Financial Statements. SAB 101 summarizes some of the SEC's interpretations of the application of generally accepted accounting principles to revenue recognition. Revenue recognition under SAB 101 was initially effective for the Company's first quarter 2000 financial statements. However, SAB 101B, which was released June 26, 2000, delayed adoption of SAB 101 until no later than the fourth fiscal quarter 2000. Changes resulting from SAB 101 require that a cumulative effect of such changes for 1999 and prior years be recorded as an adjustment to net income on January 1, 2000.

                  The Company is still in the process of reviewing SAB 101 and although they do not have any revenues as of yet, it believes that its revenue recognition practices are in substantial compliance with SAB 101 and that adoption of its provisions would not be material to its results of operations.

--------------------------------------------------------------------------------

3.    Capital Assets

--------------------------------------------------------------------------------

                                                            2000
                                                 ---------------------------
                                                                Accumulated
                                                   Cost         Amortization
                                                 ---------------------------

      Furniture and fixtures                     $  7,876         $    522
      Computer hardware                            59,327            7,012
      Computer software                            10,570            1,281
      Leasehold improvements                       41,058            3,047
                                                 ---------------------------
                                                 $118,831         $ 11,862
                                                 ---------------------------

      Net book value                                      $106,969

--------------------------------------------------------------------------------

4.    Convertible Debenture

--------------------------------------------------------------------------------

      During the period, the Company issued US$3,000,000 in convertible debentures bearing interest at 8% per annum, due on July 31, 2003 and secured by a general security agreement on the assets of the Company. These debentures are convertible into 1 common share of the Company for every US$5 of debt. When the Company is publicly traded, the debentures are convertible into 1 common share at the lower of US$5 or 80% of the average closing price for 15 consecutive trading days prior to the conversion, subject to a floor price of US$2.50. The convertible debenture was subscribed for by two related parties, VC Advantage Limited Partnership and the VC Advantage (Bermuda) Fund Ltd., of which a director of the Company is an investor and beneficiary, respectively.

--------------------------------------------------------------------------------

                                                                          [LOGO]

================================================================================

                                                                      cDemo Inc.
                                           Notes to Interim Financial Statements
                                                                     (Unaudited)

As at August 31, 2000
--------------------------------------------------------------------------------

5.    Equity Instruments

--------------------------------------------------------------------------------

      (a)   Authorized

            20,000,000 common shares

      (b)   Issued                                            Number

            Common shares (Note 5(d))                      of Shares      Amount
                                                           ---------------------

            Issued for cash                                  174,000  $      195
            To effect 12 for 1 stock split                 1,914,000          --
                                                           ---------  ----------
                                                           2,088,000         195
                                                           =========
            Warrants                                         660,000     212,000
                                                           =========  ----------
            Equity instruments                                        $  212,195
                                                                       =========
            Weighted average number of shares outstanding  1,390,536
                                                           =========

      (c)   Warrants

            During the period, the Company issued 660,000 warrants, allowing the holder to purchase 1 common share for every warrant at $5 per share, until dates varying from March 3, 2003 to August 21, 2003.

            No expense has been recorded for 480,000 warrants issued to a trust fund on behalf of a director. The value attributable to these warrants, based on the Black-Scholes method, with an expected volatility of 0% and risk free rate of return of 6% would approximate $593,000. The value attributable to the options is approximately $1.24 per share. The expected life of the warrants is the date of expiration. It is expected that no dividends will be paid on the common shares after conversion of any warrants.

            Had cost for these warrants issued to the fund been recorded, the pro-forma income statement would have been as follows:

                                                                          2000
                                                                 -------------

              Reported net loss                                  $ (1,510,093)
              Cost of warrants                                       (593,000)
                                                                 ------------
              Pro forma net loss                                 $ (2,103,093)
                                                                 ============
              Pro-forma loss per share                           $      (1.51)
                                                                 ============

            The Company also issued 60,000 warrants to a consultant for services provided and 120,000 warrants issued in conjunction with the convertible debenture financing. An expense of $64,000 has been recorded for warrants issued to the consultant. The $148,000 of value attributed to the convertible debentures financing has been netted against the debentures on the financials. It will be amortized over the life of the convertible debt.

      (d)   Escrow agreement

            Pursuant to an escrow agreement dated August 21, 2000 with the shareholders of the Company, all 2,088,000 common shares of the Company may not be traded, released, transferred or dealt with in any manner and in total will be released from escrow 1/3 each on the dates of July 31, 2001, July 31, 2002 and July 31, 2003.

--------------------------------------------------------------------------------

                                                                          [LOGO]

================================================================================

                                                                      cDemo Inc.
                                           Notes to Interim Financial Statements
                                                                     (Unaudited)

As at August 31, 2000
--------------------------------------------------------------------------------

6.    Contingency and Commitment

--------------------------------------------------------------------------------

      Prior to May 31, 2001, the Company is required to file a registration statement with the US Securities and Exchange Commission to register common stock to be issued by the Company as well as 200% of the shares that would be issued upon debt conversions and 100% of the shares to be issued upon exercise of the Lender and Agent warrants. Any delay in obtaining such registration will result in the Company paying the Lender an amount equal to 1% per month of the original advance. The Lender has the option of converting this penalty into common shares at the same conversion as the original principal loan.

--------------------------------------------------------------------------------

7.    Related Party Transactions

--------------------------------------------------------------------------------

      (a) The Company has paid consulting fees to parties related by virtue of being shareholders or on the management team in the amount of $400,423.

      (b) The Company has committed to paying $2,900 per month for rent to a related party by virtue of common shareholders and directors.

      (c) The Company has entered into an agreement with a party related by virtue of common shareholders and directors for provision of supplying certain strategic services and advice. The contract called for a lump sum payment of $1,065,600 (US$720,000). As at August 31, 2000, four months of services have been performed therefore, $710,400 (US$480,000) has been classed as prepaid and $355,200 ($240,000) has been expensed. 60,000 warrants have also been issued pursuant to this contract (Note 5(c)).

      (d) The Company issued US$3,000,000 in convertible debentures to two related parties (Note 4).

--------------------------------------------------------------------------------

8.    Statement of Cash Flows

--------------------------------------------------------------------------------

      During the period, the Company issued warrants to consultants for which an expense was recorded. An amount of $64,000 relating to consulting fees has been expensed and $148,000 in conjunction with the convertible debenture financing is being amortized over the life of the debenture (Note 5(c)).

                                                                          [LOGO]

================================================================================

                                                                      cDemo Inc.
                                           Notes to Interim Financial Statements
                                                                     (Unaudited)

As at August 31, 2000
--------------------------------------------------------------------------------

9.    Financial Instruments

--------------------------------------------------------------------------------

      As disclosed in Note 2(d), the Company holds various forms of financial instruments. The nature of these instruments and the Company's operations expose the Company to foreign currency risk and industry credit risk. The Company manages its exposure to these risks by operating in a manner that minimizes its exposure to the extent practical.

      (a)   Foreign currency rate risk management

            The Company manages its exposure to foreign currency fluctuations by maintaining foreign currency bank accounts and receivables to offset foreign currency payables and planned expenditures. At August 31, 2000, approximately US$1.1 million was being held at one institution.

      (b)   Credit risk

            Substantially all of the Company's cash is being held at one financial institution.

--------------------------------------------------------------------------------

                                                                          [LOGO]

Item 7.(a)(3) Balance sheets and statements of income and cash flows of eSupplies for the period ended August 31, 2000
                                         eSupplies (Alberta) Ltd.
                                         Interim Financial Statements For the
                                         period from date of incorporation on
                                         October 29, 1999 to August 31, 2000
                                         (Unaudited)

                                                                        Contents
================================================================================

Review Engagement Report                                                       2
Comments by Accountant for US Readers
   On Canada - US Reporting Differences                                        3

Interim Financial Statements
   Interim Balance Sheet                                                       4
   Interim Statement of Operations and Deficit                                 5
   Interim Statement of Cash Flows                                             6
   Notes to Interim Financial Statements                                  7 - 16

                                                                          [LOGO]

                        [LETTERHEAD OF BDO DUNWOODY LLP]

--------------------------------------------------------------------------------

                                                        Review Engagement Report

--------------------------------------------------------------------------------

To the Director of
eSupplies (Alberta) Ltd.

We have reviewed the balance sheet of eSupplies (Alberta) Ltd. as at August 31, 2000 and the statements of operations and deficit and cash flows for the period from the date of incorporation on October 29, 1999 to August 31, 2000. Our review was made in accordance with Canadian generally accepted accounting standards for review engagements and accordingly consisted primarily of enquiry, analytical procedures and discussion related to information supplied to us by the Company.

A review does not constitute an audit and consequently we do not express an audit opinion on these financial statements.

Based on our review, nothing has come to our attention that causes us to believe that these financial statements are not, in all material respects, in accordance with generally accepted accounting principles as applied in the United States.


/s/ BDO Dunwoody LLP

Chartered Accountants

Calgary, Alberta
November 18, 2000

                        [LETTERHEAD OF BDO DUNWOODY LLP]

--------------------------------------------------------------------------------

                                           Comments by Accountant for US Readers
                                            On Canada - US Reporting Differences

--------------------------------------------------------------------------------

In the United States, reporting standards for accountants require the addition of an explanatory paragraph when the financial statements are affected by conditions and events that cast substantial doubt on the Company's ability to continue as a going concern, such as those described in Note 1 to the financial statements. Our report to the director dated November 18, 2000 is expressed in accordance with Canadian reporting standards which do not permit a reference to such events and conditions in the review engagement report when these are adequately disclosed in the financial statements.


/s/ BDO Dunwoody LLP

Chartered Accountants

Calgary, Alberta
November 18, 2000

================================================================================

                                                        eSupplies (Alberta) Ltd.
                                                           Interim Balance Sheet
                                                                     (Unaudited)

As at August 31                                                            2000
--------------------------------------------------------------------------------

Assets

Current
  Cash                                                              $   239,602
  Short-term deposits                                                   543,070
  Restricted cash (Note 10)                                             940,407
  Accounts receivable                                                   624,196
  Inventory                                                              11,941
  Prepaid expenses (Note 7(c))                                          651,450
                                                                    -----------
                                                                      3,010,666

Capital assets (Note 3)                                                 784,882

Deferred financing (Note 2(a))                                          415,773
                                                                    -----------

                                                                    $ 4,211,321

--------------------------------------------------------------------------------

Liabilities and Shareholders' Deficiency

Current
  Accounts payable and accrued liabilities                          $   566,158
                                                                    -----------

Convertible debt (Note 5)                                             3,717,352
                                                                    -----------

Equity instruments (Note 6)                                           5,554,802
Deficit                                                              (5,626,991)
                                                                    -----------
                                                                        (72,189)
                                                                    -----------

                                                                    $ 4,211,321

--------------------------------------------------------------------------------


-----------------------------------
Director


The accompanying notes are an integral part of these interim financial    [LOGO]
statements.
4

================================================================================

                                                        eSupplies (Alberta) Ltd.
                                     Interim Statement of Operations and Deficit
                                                                     (Unaudited)

For the period from date of incorporation on October 29, 1999 to           2000
August 31
--------------------------------------------------------------------------------

Sales                                                               $ 1,076,123

Cost of sales                                                           763,626

Direct costs (including amortization of $15,157)                        279,596
                                                                    -----------

Gross margin                                                             32,901
                                                                    -----------

Expenses
  Amortization and write-downs                                        1,033,901
  Development                                                           757,302
  General and administrative                                          3,576,038
  Financing                                                              75,809
  Interest                                                              216,842
                                                                    -----------
                                                                      5,659,892
                                                                    -----------

Net loss for the period, representing deficit, end of period        $(5,626,991)

================================================================================

Net loss per share                                                  $     (1.92)

================================================================================


The accompanying notes are an integral part of these interim financial    [LOGO]
statements.
5

================================================================================

                                                        eSupplies (Alberta) Ltd.
                                                 Interim Statement of Cash Flows
                                                                     (Unaudited)

For the period from date of incorporation on October 29, 1999
to August 31                                                               2000
-------------------------------------------------------------------------------

Cash flows from operating activities
  Net loss for the period                                           $(5,626,991)
  Adjustments for:
    Amortization and write-down of capital assets                     1,049,058
    Interest                                                             50,948
                                                                    -----------
                                                                     (4,526,985)
  Net change in non-cash working capital balances
    Accounts receivable                                                 255,867
    Inventory                                                           275,654
    Prepaid expenses                                                   (651,450)
    Accounts payable and accrued liabilities                            566,158
                                                                    -----------
                                                                     (4,080,756)
                                                                    -----------
Cash flows from financing activities
  Issue of convertible debenture                                      3,774,050
  Deferred financing                                                   (302,378)
  Issue of share capital                                              3,696,137
                                                                    -----------
                                                                      7,167,809
                                                                    -----------

Cash flows from investing activities
  Acquisition of assets (Note 4)                                        369,966
  Purchase of capital assets                                         (1,733,940)
  Restricted cash                                                      (940,407)
                                                                    -----------
                                                                     (2,304,381)
                                                                    -----------

 Increase in cash, representing cash and cash
  equivalents, end of period (Note 9(c))                            $   782,672

================================================================================


The accompanying notes are an integral part of these interim financial    [LOGO]
statements.
6

================================================================================

                                                      eSupplies (Alberta) Ltd.
                                         Notes to Interim Financial Statements
                                                                   (Unaudited)

As at August 31, 2000
--------------------------------------------------------------------------------

1. Organization and Nature of Operations

--------------------------------------------------------------------------------

      eSupplies (Alberta) Ltd. (the "Company"), was incorporated under the Alberta Business Corporations Act on October 29, 1999. The Company filed to have its name changed from the original name of 851970 Alberta Ltd. to eSupplies (Alberta) Ltd.

      The financial statements have been prepared using United States generally accepted accounting principles that are applicable to a going concern. Ultimate recovery of the Company's assets is dependent on the Company, after an expected period of initial losses, achieving and maintaining profitability which is dependant on market conditions, successful rollout of the Company's business plan and the ability to obtain adequate financing to meet capital and operational requirements. It is management's opinion that the Company will be able to obtain the necessary financing to continue development activities over the next fiscal period.

      Since the most significant portion of the Company's operations are located in the Canada and its normal transaction currency is Canadian dollars, these financial statements are stated in Canadian dollars.

--------------------------------------------------------------------------------

2. Significant Accounting Policies

--------------------------------------------------------------------------------

      The financial statements of the Company have been prepared by management in accordance with generally accepted accounting principles in the United States. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates. The financial statements have, in management's opinion, been properly prepared using careful judgement with reasonable limits of materiality and within the framework of the significant accounting policies summarized below.

      (a) Deferred financing

            Deferred financing charges represent costs paid by the Company relating to the convertible debenture financing. Financing fees and expenses relating to the debt financing will be amortized over the term of the related debt. During the period, $75,809 has been amortized.

      (b) Revenue recognition

            Revenue is generally recorded on shipment, with a provision for estimated returns recorded at that time.

      (c) Inventory

            Inventory is recorded at the lower of actual cost and net realizable value.

--------------------------------------------------------------------------------

                                                                         [LOGO]

================================================================================

                                                      eSupplies (Alberta) Ltd.
                                         Notes to Interim Financial Statements
                                                                   (Unaudited)

As at August 31, 2000
--------------------------------------------------------------------------------

2.    Significant Accounting Policies - continued

--------------------------------------------------------------------------------

      (d) Capital assets

            Capital assets are carried at cost less accumulated amortization. Amortization is provided for using the following methods and rates:

           Computer hardware            - 3 year straight-line
           Software                     - 2 year straight-line
           Furniture and equipment      - 5 year straight-line
           Vehicles                     - 5 year straight-line
           Leasehold improvements       - 5 years; shorter of lease term or
                                          estimated economic life

      (e) Foreign currency

            Assets and liabilities transacted in a foreign currency are translated at the period end exchange rate while revenues and expenses are translated at average exchange rates for the period. Any gains or losses resulting from the translation of these assets and liabilities are recorded on the statement of operations and deficit.

      (f) Financial instruments

            The Company's assets and liabilities include various financial instruments. Unless otherwise indicated, it is management's opinion that the Company is not exposed to significant interest, currency or credit risks arising from these financial instruments. The fair market values of these financial instruments approximate their carrying values, unless otherwise noted.

      (g) Measurement uncertainty

            The preparation of financial statements in conformity with generally accepted accounting principles in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

      (h) Stock-based compensation plan

            The Company applies Accounting Principles ("APB") Opinion 25, "Accounting for Stock Issued to Employees," and related Interpretations in accounting for the stock option plan. Under APB Opinion 25, compensation cost would be recognized for stock options granted to employees and directors for their services as directors if the option price is less than the market price of the underlying common stock on the date of the grant.

            SFAS No. 123, "Accounting for Stock-Based Compensation," requires the Company to provide pro-forma information regarding net income as if the compensation costs for the Company's stock option plan had been determined in accordance with the fair value based method prescribed in SFAS No. 123. To provide the required pro-forma information, the Company estimates the fair value of each stock option at the grant date by using the Black-Scholes option-pricing model.

--------------------------------------------------------------------------------

                                                                         [LOGO]

================================================================================

                                                      eSupplies (Alberta) Ltd.
                                         Notes to Interim Financial Statements
                                                                   (Unaudited)

As at August 31, 2000
--------------------------------------------------------------------------------

2. Significant Accounting Policies - continued

--------------------------------------------------------------------------------

      (i) Valuation of long-lived assets

            The Company periodically evaluates the carrying value of its long-lived assets. The carrying value of the long-lived assets is considered impaired when the undiscounted net cash flow from such assets is estimated to be less than its carrying value. Management has recorded an impairment adjustment of $777,385 in the initial period ended August 31, 2000.

      (j) New accounting pronouncements

            (i) In June 1998, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 133 ("SFAS No. 133"), Accounting for Derivative Instruments and Hedging Activities. SFAS No. 133 requires companies to recognize all derivative contracts as either assets or liabilities in the balance sheet and to measure them at fair value. If certain conditions are met, a derivative may be specifically designated as a hedge, the objective of which is to match the timing of gain or loss recognition on the hedging derivative with the recognition of (i) the changes in the fair value of the hedged asset or liability that are attributable to the hedge risk or (ii) the earnings effect of the hedged forecasted transaction. For a derivative not designated as a hedging instrument, the gain or loss is recognized as income in the period of change. SFAS No. 133 as amended by SFAS No. 137 is effective for all fiscal quarters of fiscal years beginning after June 15, 2000. Based on its current and planned future activities relative to derivative instruments, the Company believes that the adoption of SFAS No. 133 will not have a significant effect on its financial statements.

            (ii) On December 3, 1999, the SEC issued Staff Accounting Bulletin 101 ("SAB 101"), Revenue Recognition in Financial Statements. SAB 101 summarizes some of the SEC's interpretations of the application of generally accepted accounting principles to revenue recognition. Revenue recognition under SAB 101 was initially effective for the Company's first quarter 2000 financial statements. However, SAB 101B, which was released June 26, 2000, delayed adoption of SAB 101 until no later than the fourth fiscal quarter 2000.

                  Although the Company is still in the process of reviewing SAB 101, it believes that its revenue recognition practices are in substantial compliance with SAB 101 and that adoption of its provisions would not be material to its results of operations.

--------------------------------------------------------------------------------

3. Capital Assets

--------------------------------------------------------------------------------

                                      ------------------------------------------
                                                      Accumulated         Net
                                                     amortization        book
                                          Cost      and write-downs      value
                                      ------------------------------------------
Computer hardware and
  software                            $  824,195      $  535,638      $  288,557
Furniture and equipment                  480,892         205,979         274,913
Vehicles                                 129,920          15,157         114,763
Leasehold improvements                   398,933         292,284         106,649
                                      ------------------------------------------
                                      $1,833,940      $1,049,058      $  784,882

--------------------------------------------------------------------------------

                                                                         [LOGO]

================================================================================

                                                      eSupplies (Alberta) Ltd.
                                         Notes to Interim Financial Statements
                                                                   (Unaudited)

As at August 31, 2000
--------------------------------------------------------------------------------

4. Business Combination

--------------------------------------------------------------------------------

      Effective February 7, 2000, the Company purchased the assets of Willson Stationers Ltd. ("Willsons"), an office stationary business in Western Canada. This acquisition has been accounted for using the purchase method with results from operations being included since the effective date. The acquisition has been accounted for as a non-monetary transaction and as such, the fair value of assets acquired has been used to determine the value of the debt acquired. Net assets acquired are as follows:

      Cash                                                      $  369,966
      Accounts receivable                                          880,063
      Inventory                                                    287,595
      Capital assets                                               100,000
                                                                ----------

      Net book value of assets purchased                        $1,637,624
                                                                ==========

      Purchase price paid via the assumption of debt (1)        $1,637,624
                                                                ==========

      (1) This debt was converted to common shares on May 23, 2000 (Note 6(b))

      The transaction was negotiated with the court appointed receiver / manager of Willsons as Willsons was in receivership at the time of this transaction. Certain shareholders of the Company were shareholders of Willsons as well.

--------------------------------------------------------------------------------

5. Convertible Debt

--------------------------------------------------------------------------------

      Effective May 24, 2000, the Company entered into a US$6 million, non-revolving term loan agreement with VC Advantage Limited Partnership ("VCALP"). Under the terms of this agreement, VCALP would have a general security interest over the assets of the Company for any advances. All advances carry an 8% fee on the date of each draw and a 10% per annum interest on gross amounts advanced. The principle amount including interest must be repaid by June 18, 2001 (the "Maturity Date") unless such a date is mutually extended. On May 26, 2000, a gross amount of $3,680,500 (US$2,500,000) was advanced to the Company under this agreement.

      Advances are convertible prior to the Maturity Date or as extended, at VCALP's option, to Class A common shares at the lower of 1) US$7 for conversions up to and including May 24, 2002, US$8 for conversions between and including May 25, 2002 and May 24, 2004 and US$9 after May 24, 2004; or 2) maximum of a) 80% of the weighted average of the closing bid price on a stock exchange or quotation system during a period of 10 consecutive trading days ending not more than 3 trading days before written notice from VCALP of such intentions; b) US$2 per share.

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

================================================================================

                                                      eSupplies (Alberta) Ltd.
                                         Notes to Interim Financial Statements
                                                                   (Unaudited)

As at August 31, 2000
--------------------------------------------------------------------------------

5. Convertible Debt - continued

--------------------------------------------------------------------------------

      As additional consideration, the Company agreed to grant warrants convertible to a maximum of 255,000 Class A common shares based on a conversion rate of 14.1667 shares for each US$1,000 advanced. These warrants are exercisable at US$7 per share up to May 24, 2003. The Company has a right to cause mandatory conversion of these warrants after May 24, 2001 if the average share price of each common share exceeds US$9 on any public exchange for 30 consecutive trading days. As at August 31, 2000, US$2,500,000 has been advance therefore, 35,500 warrants have been issued.

      Provided that the advances are not repaid by the Maturity Date the Company will issue, on the first date of each month after the Maturity Date, warrants to VCALP to purchase 2,500 Class A common shares for each US$500,000 of indebtedness outstanding. These warrants expire 3 years from the Maturity Date and are exercisable at US$7 per share up to and including the second anniversary of the Maturity Date and at US$8 per share after the second anniversary up to the expiry date. The Company has a right to cause mandatory conversion of these warrants after June 18, 2002 if the average share price of each common share exceeds US$9 on any public exchange for 30 consecutive trading days.

--------------------------------------------------------------------------------

6. Equity Instruments

--------------------------------------------------------------------------------

      (a) Authorized

            Unlimited number of Class A and B voting shares Unlimited number of Class C and D non-voting shares

      (b) Issued

                                                           Number
Common shares                                           of Shares        Amount
                                                        ------------------------
Issued for cash                                         2,500,000     $        1
Issued upon conversion of VCALP debt (1)                  416,667      3,408,655
Issued upon conversion of Willsons debt (2)               633,333      1,470,566
                                                        ---------      ---------
                                                        3,550,000      4,879,222
                                                        =========      ---------
Weighted average number of shares outstanding           2,930,328
                                                        =========

Warrants                                                  423,000        675,580
                                                        =========     ----------
Equity instruments                                                    $5,554,802
                                                                      ==========

      (1) The Company issued convertible debt in the amount of $3,589,450 (US$2,500,000) to VCALP. As security for the amounts outstanding, these creditors held a general security interest over all the assets of the Company. On May 23, 2000, the Company and VCALP agreed to convert debt in the amount of into Class A common shares at a conversion rate of one share for each US$6 of debt. As a result 416,667 Class A common shares were issued to satisfy that debt. The value attributed to the common shares issued was $3,408,655 (original loan of $3,589,450, net of accrued interest of $106,686 and discount of $287,481).

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11

================================================================================

                                                      eSupplies (Alberta) Ltd.
                                         Notes to Interim Financial Statements
                                                                   (Unaudited)

As at August 31, 2000
--------------------------------------------------------------------------------

6. Equity Instruments - continued

--------------------------------------------------------------------------------

      (2) As part of the acquisition of Willsons, the Company assumed its debt owing to secured creditors. On May 23, 2000, the Company and the secured creditors agreed to convert debt in the amount of $5,451,860 into Class A common shares at a conversion rate of one share for each US$6 of debt. As a result 633,333 Class A common shares were issued to satisfy that debt. As the underlying acquisition transaction is a non-monetary transaction, the value of the debt assumed was valued at the fair value of the assets acquired. The value attributed to the common shares issued was $1,470,566 (fair value of assets of $1,637,624 (Note 4), net of accrued interest of $50,948 and discount of $218,006).

      (c) Warrants

            During the period, the Company issued 316,500 and 106,500 warrants, allowing the holder to purchase 1 common share for every warrant at US$7 per share until May 23, 2003 and May 24, 2003, respectively. The Company has a right to cause a mandatory call on the 316,500 and 106,500 warrants on May 23, 2001 and May 24, 2001, respectively, if the Company is listed on an exchange and their average stock price exceeds US$9 per share for 30 consecutive trading days.

            The value attributable to these warrants was calculated based on the Black-Scholes method, with an expected volatility of 0% and risk free rate of return of 6%. The expected life of the warrants is the date of expiration. It is expected that no dividends will be paid on any shares, resulting from the exercise of warrants.

      (d) Options

            In May 2000, the Company adopted a stock option plan, through which options may be granted to directors, officers, employees, consultants and affiliates for the purchase of 1,970,000 Class A common shares. As at August 31, 2000 there were 380,000 stock options outstanding. These options are exercisable at US$7 per share and expire in April 2010. Pro-forma information has not been provided for these options as these options have yet to vest. 1/3 of the options vest on each of November 1, 2000, November 1, 2001 and November 1, 2002.

            The Company has granted stock options to the officers and employees of the Company as follows:

                                                                   Weighted
                                                      Option       Average
                                         Number of   Price per     Exercise
                                          Shares       Share         Price
                                       ----------------------------------------
      Options - granted                    380,000      US$7         US$7
                                       -------------
      Options outstanding, August 31,
         2000                              380,000      US$7         US$7
                                       =============

      The following table summarized information about the stock options outstanding at August 31, 2000:

                                                                       Average
                                            Weighted                  Exercise
                                 Weighted    Average     Number of    Price of
                                  Average   Remaining     Options      Options
        Options                  Exercise  Contractual   Currently    Currently
      outstanding  Option price   Price        Life     Exercisable  Exercisable
      --------------------------------------------------------------------------
         380,000       US$7       US$7     2.75 years       --            --


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

================================================================================

                                                      eSupplies (Alberta) Ltd.
                                         Notes to Interim Financial Statements
                                                                   (Unaudited)

As at August 31, 2000
--------------------------------------------------------------------------------

7. Related Party Transactions

--------------------------------------------------------------------------------

      (a) The Company has issued 423,000 warrants to a parties related by virtue of common shareholders (Note 6(c)).

      (b) The Company has entered into an agreement with a party related by virtue of common shareholders for provision of supplying certain strategic services and advice. The contract called for a lump sum payment of $1,034,856 (US$720,000). As at August 31, 2000, $455,829
            remains in prepaid expenses. Amortized amount of $579,026 has been included in general and administrative expense.

      (c) The Company issued US$2,500,000 in convertible debt to a party related by virtue of being a shareholder (Note 5).

      (d) The Company paid $413,227 ($US 279,000) to a related consultant for financing costs related to the convertible debenture which will be deferred and amortized over the life of the debenture.

      (e) The Company entered into an agreement to lease premises from Bankton Development Corp., a party related by virtue of common shareholders, commencing on February 7, 2000 to January 31, 2005. Under the terms of this agreement, the Company is committed to paying basic rent and condo fees of $96,000 and $30,636 per annum, respectively. For the period ended August 31, 2000, $69,027 has been included as general and administrative expense.

      (f) General and administrative expenses includes $553,682 in fees associated with computer services provided by Futurelink Corp., a party related by virtue of common shareholders.

      (g) On March 15, 2000, the Company entered into an agreement with a party related by virtue of being a shareholder and officer of an entity which is a shareholder of the Company. Under the terms of this agreement, the individual is not to carry on business in competition with the Company for a period of 3 years. As consideration, the Company has paid US$100,000. For the period ended August 31, 2000, $24,685 has been included as general and administrative expense.

      (h) In the normal course of business, the Company had purchases from parties related by virtue of common shareholders and directors in the amount of $108,657.

      (i) Included in accounts receivable are amounts owed to parties related by virtue of common shareholders and officers of $57,287.


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13

================================================================================

                                                      eSupplies (Alberta) Ltd.
                                         Notes to Interim Financial Statements
                                                                   (Unaudited)

As at August 31, 2000
--------------------------------------------------------------------------------

8. Financial Instruments

--------------------------------------------------------------------------------

      As disclosed in Note 2(f), the Company holds various forms of financial instruments. The nature of these instruments and the Company's operations expose the Company industry credit risk. The Company manages its exposure to these risks by operating in a manner that minimizes its exposure to the extent practical.

      A substantial portion of the Company's current assets is comprised of accounts receivable, which are subject to normal trade credit risks. The credit risk associated with the accounts receivable is reduced by the Company's policies of establishing acceptable credit levels for each customer coupled with an ongoing follow-up of the outstanding accounts receivable.

--------------------------------------------------------------------------------

9. Statement of Cash Flows

--------------------------------------------------------------------------------

      (a) During the period, the Company issued certain warrants for which a value was recorded. $113,395 has been recorded as deferred financing charges, while $56,698 attributed to the convertible debenture financing has been netted against the debenture and is being amortized over the life of the debenture (Note 5) and warrants that were attached to the conversion of the original convertible debentures (Note 5) in the amount of $505,487 have been recorded as a reduction of capital. Therefore, a total of $675,580 has been recorded in equity instruments for the value of warrants (Note 5(b)).

      (b)   Acquisition of assets

            During the period, the Company purchased the assets of Willsons (Note 4).

      (c)   Cash and cash equivalents

            Cash and cash equivalents included in the statement of cash flows comprise the following balance sheet amounts:

                                                                        2000
                                                                    ------------

        Cash                                                        $    239,502
        Short-term deposits                                              543,070
                                                                    ------------
                                                                    $    782,572
                                                                    ============

--------------------------------------------------------------------------------

10. Restricted Cash

--------------------------------------------------------------------------------

      Restricted cash includes $382,772 that is held in trust for any remaining liabilities that may arise from the convertible debt financing raised during the period, $300,000 for costs relating to the negotiation of a contract for development of their e-commerce, and cash to support a pledge to secure accounts payables relating to the purchase of certain inventory, which at period end, the amount, including interest earned, amounted to $257,635. Subsequent to the period end, all restricted cash has been released and related liabilities paid, except for the cash to support the pledge of accounts payable (Notes 11(b) and 12(c)).

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14

================================================================================

                                                      eSupplies (Alberta) Ltd.
                                         Notes to Interim Financial Statements
                                                                   (Unaudited)

As at August 31, 2000
--------------------------------------------------------------------------------

11. Commitment and Contingency

--------------------------------------------------------------------------------

      (a) The Company rents business premises under a five-year lease from a related party (Note 7(g)). The approximate annual rents and condo fees for the next five years are as follows:

                        2000                      $ 52,765
                        2001                       126,636
                        2002                       126,636
                        2003                       126,636
                        2004                       126,636
                        2005                        10,553

      (b) During June 2000, the Company issued a letter of credit for US$170,000 to secure accounts payables relating to the purchase of inventory.

--------------------------------------------------------------------------------

12. Subsequent Events

--------------------------------------------------------------------------------

      (a) In September 2000, the Company's management decided to re-focus the Company's business so as to realign itself and to reduce costs. As a part of this reorganization, the Company is currently in negotiations to dispose of certain assets to a party related by virtue of having common shareholders and directors. These assets will be sold at their approximate net book value of $360,000. As a part of this plan, the Company has reduced its workforce by about 30 employees, which represented approximately 70% of the Company's employee base. The Company incurred $200,000 in severance costs and approximately $30,000 in moving and relocation expenses in relation to this reorganization. As a result of the reduced employee base, the Company has written off $100,000 of leasehold improvements and capitalized software expenditures in September 2000.

      (b) During October 2000, the Company entered into an agreement with a company related by virtue of common shareholders. Under the terms of the agreement, the Company has loaned US$450,000 to this company. The loan is non-interest bearing, due on demand, and is secured by a general security agreement.

      (c) During October 2000, the letter of credit (Note 11(b)) was reduced from US$170,000 to US$70,000.


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15

Item 7. (b) Proformat information of Engyro, eSupplies, cDemo and the Registrant for the period ended August 31, 2000

                             CHELL GROUP CORPORATION
                         (Formerly Networks North Inc.)
      INTRODUCTION TO CONDENSED CONSOLIDATED PROFORMA FINANCIAL STATEMENTS
                                   (Unaudited)

The following unaudited proforma statement of operations has been prepared based upon certain proforma adjustments to the historical financial statements of Chell Group Corporation (the Company). This proforma statement of operations should be read in conjunction with the notes thereto and with the Company's historical financial statements included with its annual report on Form 10-K.

The accompanying financial statement has been prepared as if the transactions below had been consummated as of the beginning of the earliest period presented (September 1, 1999). Unless stated differently, all amounts are reflected in Canadian dollars.

On September 19, 2000, pursuant to an Agreement of Purchase and Sale dated as of August 4, 2000, the Company and its' subsidiary NNAC acquired, effective August 31, 2000, certain shares and net assets from Cameron Chell and Chell.com Ltd. ("Chell.com"). Pursuant to the Agreement, the Company acquired (a) 480,000 common shares of cDemo, Inc. (23%); (b) 875,000 common shares of Engyro, Inc. (34%); (c) 150,000 common shares of C Me Run Corp. (1%) and (d) 60,000 common shares of Chell.com USA (100%). In addition, NNAC acquired 962,500 common shares of eSupplies Ltd. (27%) as well as certain net assets from Chell.com.

In consideration for this acquisition, the Company issued 5,396,733 shares of its common stock and NNAC issued 1,928,267 special convertible shares to Cameron Chell, Chell.com and others. Each share issued by NNAC is convertible into one share of common stock of the Company. Pursuant to a Voting and Exchange Trust Agreement entered into with a trustee, whereby voting privileges have been granted, such shares issued by NNAC can be voted by the trustee immediately. The amount of shares issued was determined based upon an appraisal valuation of the investments and assets acquired which aggregated US$28,652,086.

As a result of this acquisition, the Company (the legal acquirer), is now predominantly owned (70%) by Cameron Chell and Chell.com, ("Chell shareholders") an entity in which Cameron Chell is the sole shareholder. Since the Chell shareholders (the legal acquiree) became the majority shareholders of the post-acquisition consolidated enterprise, this acquisition was reflected as a reverse acquisition.

In accordance with reverse acquisition accounting, the investment in these entities and the net assets acquired are being recorded in a manner similar to a pooling of interests whereby investments, assets and liabilities are carried forward at their book values, which aggregated $2,804,600.

The shares of the Company (421,829) that were issued in exchange for shares of C Me Run were placed in escrow until such time as certain conditions are met. Accordingly, the purchase of the shares of this entity will be recorded upon satisfaction of such conditions, and is therefore not reflected in the accompanying proforma financial statement.

The purchase price of the investments and net assets acquired from the Chell shareholders has been allocated as follows:

          Investment in unconsolidated subsidiaries         $      920
          Fixed assets                                       2,079,339
          Other net assets                                     724,341
                                                            ----------
                                                            $2,804,600
                                                            ==========

The investments acquired pursuant to the agreement mentioned in the third paragraph, except for Chell.com USA which is consolidated, are being reflected under the equity method of accounting.

Since the acquisition is already reflected in the Company's historical balance sheet as of August 31, 2000, in Form 10-K, the proforma financial information includes a proforma statement of operations only.

                             CHELL GROUP CORPORATION
                         (Formerly Networks North Inc.)
             CONDENSED CONSOLIDATED PROFORMA STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED AUGUST 31, 2000
                                   (Unaudited)

                         (EXPRESSED IN CANADIAN DOLLARS)

                                                       Historical  Transactions and adjustments    Proforma
                                                       ----------  ----------------------------    --------
                                                                         Debit       Credit
                                                                         -----       ------
                                                            $               $          $              $
REVENUES                                               19,693,946                                 19,693,946
                                                       ----------                                -----------

COSTS AND EXPENSES:
      Costs of sales                                    7,657,960                                  7,657,960
      Selling, general and administrative              11,266,339                                 11,266,339
      Bad debts                                           140,090                                    140,090
      Interest and bank charges                           297,654                                    297,654
      Depreciation and amortization                     2,347,321      481,800 (a)                 2,829,121
      Loss from equity investments                             --          920 (b)                       920
                                                       ----------                                -----------
                                                       21,709,364                                 22,192,084
                                                       ----------                                -----------

LOSS BEFORE PROVISION FOR INCOME TAXES                 (2,015,418)                                (2,498,138)

      Provision for income taxes                               --                                         --
                                                       ----------                                -----------

LOSS BEFORE MINORITY INTEREST                          (2,015,418)                                (2,498,138)

      Minority interest in net loss of subsidiary          29,476                                     29,476
                                                       ----------                                -----------

NET LOSS                                               (1,985,942)                                (2,468,662)
                                                       ==========                                ===========

LOSS PER COMMON SHARE                                                                            $      (.25)
                                                                                                 ===========

WEIGHTED AVERAGE SHARES OUTSTANDING                                                                9,776,213
                                                                                                 ===========

                             CHELL GROUP CORPORATION
                         (Formerly Networks North Inc.)
          NOTES TO CONDENSED CONSOLIDATED PROFORMA FINANCIAL STATEMENTS
                                   (Unaudited)

a) The Company has recorded depreciation expense on the assets acquired from Chell.com. Fixed assets acquired include computer and other equipment and leasehold improvements which are being depreciated on a straight line basis over 3-7 years.

b) Reflects the Company's share of the losses (not to exceed the carrying amounts of its investment) of the entities it acquired from the Chell shareholders using the equity method of accounting.

      The Company's equity in the losses of $2,655,628 is limited to the amount of its investment aggregating $920. If the entities subsequently report net income, the Company will record its equity in those earnings only after its share of that net income equals the share of net losses not recognized.